UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2014

VMWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 22, 2014, VMware, Inc. held an investor conference call broadcast live by webcast to announce its entry of a merger agreement to acquire A.W.S. Holding, LLC and its preliminary financial results for the quarter ended December 31, 2014. A transcript of the call and a copy of the slides made available on VMware’s website prior to the call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference.

The information in Item 2.02, Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Transcript of VMware, Inc. Investor Conference Call January 22, 2014

99.2	Slides Accompanying VMware, Inc. Investor Conference Call January 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMware, Inc.

Date: January 22, 2014	By:	/s/ S. Dawn Smith
S. Dawn Smith Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of VMware, Inc. Investor Conference Call January 22, 2014

99.2	Slides Accompanying VMware, Inc. Investor Conference Call January 22, 2014